UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 8, 2012

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below is information relating to the 2012 Annual Meeting of Shareholders of the Registrant.

The Annual Meeting was called to order at 11:00 A.M., May 8, 2012. Represented at the meeting, in person or by proxy, were shares representing 370,478,521 votes, approximately 93.4% of the votes represented by issued and outstanding shares entitled to vote.

The following business was transacted:

Election of Directors

Over 85.5% of the votes cast for directors were voted for the election of the following directors. The number of votes for, against and abstained and all shares as to which brokers indicated that they did not have the authority to vote (“Broker Non-Votes”) with respect to each director were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Lawrence S. Bacow	345,695,629	1,139,740	166,379	23,476,773
Ann E. Berman	345,700,032	1,069,048	232,668	23,476,773
Joseph L. Bower	342,578,494	4,254,570	168,684	23,476,773
Charles M. Diker	343,170,741	3,588,852	242,155	23,476,773
Jacob A. Frenkel	336,105,889	10,728,799	167,060	23,476,773
Paul J. Fribourg	339,590,327	7,243,711	167,710	23,476,773
Walter L. Harris	296,885,164	49,948,407	168,177	23,476,773
Philip A. Laskawy	304,584,221	42,250,338	167,189	23,476,773
Ken Miller	345,631,145	1,137,239	233,364	23,476,773
Gloria R. Scott	344,525,009	2,310,203	166,536	23,476,773
Andrew H. Tisch	330,878,640	16,034,867	88,241	23,476,773
James S. Tisch	338,599,473	8,322,190	80,085	23,476,773
Jonathan M. Tisch	335,970,469	10,941,183	90,096	23,476,773

Advisory Vote on Executive Compensation

Approved – 340,527,188 votes, approximately 98.1% of the votes cast, voted, in an advisory vote, to approve the compensation of the executive officers of the Registrant named in its proxy statement dated March 26, 2012. 5,163,964 votes, approximately 1.5% of the votes cast, voted against, and shares representing 1,310,596 votes, approximately 0.4% of the votes cast, abstained. In addition, there were 23,476,773 Broker Non-Votes.

Approval of the Registrant’s Amended and Restated Stock Option Plan

Approved – 338,569,414 votes, approximately 97.6% of the votes cast, voted to approve the Registrant’s Amended and Restated Stock Option Plan. 8,100,827 votes, approximately 2.3% of the votes cast, voted against, and shares representing 331,507 votes, approximately 0.1% of the votes cast, abstained. In addition, there were 23,476,773 Broker Non-Votes.

Approval of the Registrant’s Incentive Compensation Plan for Executive Officers

Approved – 342,138,288 votes, approximately 98.6% of the votes cast, voted to approve the Registrant’s Incentive Compensation Plan for Executive Officers. 4,545,020 votes, approximately 1.3% of the votes cast, voted against, and shares representing 318,440 votes, approximately 0.1% of the votes cast, abstained. In addition, there were 23,476,773 Broker Non-Votes.

Ratification of the Appointment of Independent Auditors

Approved – 368,064,082 votes, approximately 99.3% of the votes cast, voted to ratify the appointment of Deloitte & Touche, LLP as independent auditors for the Registrant. 2,308,661 votes, approximately 0.6% of the votes cast, voted against, and shares representing 105,778 votes, approximately 0.02% of the votes cast, abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 11, 2012	By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President
General Counsel
and Secretary